UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 2, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 2, 2019, China Recycling Energy Corporation, a Nevada corporation (the “Company”), held its 2019 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Fourth Amended and Restated Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, as follows:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Guohua Ku	4,957,354	178,786	5,015,555
Xiaogang Zhu	4,979,807	156,333	5,015,555
Lulu Sun	4,979,241	156,899	5,015,555
Xiaoping Guo	4,979,239	156,901	5,015,555
Geyun Wang	4,979,808	156,332	5,015,555

Proposal 2: Approval and Ratification of the Appointment of MJF and Associates, APC, as the Company’s Independent Registered Public Accounting Firm

The shareholders approved and ratified the appointment of MJF and Associates, APC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

For	Against	Abstain	Broker Non-Votes
9,175,169	894,769	81,757	N/A

Proposal 3: Approval of an Amendment to the Articles of Incorporation to (i) increase the total number of authorized shares of common stock of the Company, par value $0.001 per share, from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share.

An amendment to the Articles of Incorporation to (i) increase the total number of authorized shares of common stock of the Company, par value $0.001 per share, from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share was approved and ratified.

For	Against	Abstain	Broker Non-Votes
4,487,328	644,992	3,820	5,015,555

Proposal 4: Transact Such Other Business as May Properly Come Before the Annual Meeting or Any Adjournments thereof

The shareholders approved to transact such other business as may properly come before the annual meeting or any adjournments thereof. There was no other business presented to a vote of the stockholders at the annual meeting.

For	Against	Abstain	Broker Non-Votes
4,677,075	406,443	52,622	5,015,555

Proposal 5: Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
4,753,877	333,679	48,584	5,015,555

Proposal 6: Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

The shareholders voted for three years with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

457,243	19,893	4,439,514	219,490	5,015,555

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every three years. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: July 3, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer